Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Strategic Metals & Mining Portfolio Option Income ETF (MINY)

(the “Fund”)

listed on NYSE Arca, Inc.

July 23, 2026

Supplement to the Summary Prospectus,

dated February 25, 2026

and Prospectus dated, February 24, 2026

Effective immediately, the second sentence under the heading “Principal Investment Strategies” is amended and restated to read as follows:

The Fund’s strategy involves: (1) constructing a portfolio of U.S.-listed equity securities of Strategic Metals & Mining Companies and/or the shares of one or more Strategic Metals & Mining ETFs (each Strategic Metals & Mining Company and Strategic Metals & Mining ETF is an “Underlying Security” and collectively, the “Underlying Securities”) (the “Equity Strategy”); and (2) generating income through an options portfolio (the “Options Strategies”), which involve using options contracts on Underlying Securities and/or Strategic Metals & Mining ETFs (described below).

Additionally, effective immediately, the third paragraph under the heading “Principal Investment Strategies - Equity Strategy” is amended and restated to read as follows:

Strategic Metals & Mining Companies may include companies from foreign countries, including emerging markets. In addition to or as an alternative to investing in Strategic Metals & Mining Companies, the Adviser may select one or more Strategic Metals & Mining ETFs in which the Fund will invest. A “Strategic Metals & Mining ETF” is a U.S.-listed ETF that seeks to track the performance of a portfolio or index primarily comprised of Strategic Metals & Mining Companies. The Underlying Securities may include such companies’ U.S.-listed depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund will be concentrated in the same industry or industries as those of the Underlying Securities, which subjects the Fund to specific industry-related risks.

Effective immediately, the sections under the heading “Principal Investment Risks” are amended and supplemented with the addition of the additional risk:

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Please retain this Supplement for future reference.